UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4563
Oppenheimer Limited-Term Government Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 9/30/2011

Item 1. Reports to Stockholders.

September 30, 2011

Oppenheimer

Limited-Term Government Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Portfolio Allocation

Mortgage-Backed Obligations:
Government Agency	52.5%
Non-Agency	6.2
Short-Term Notes	21.3
U.S. Government Obligations	18.0
Asset-Backed Securities	2.0
Options Purchased	0.0	*

*	Represents a value of less than 0.005%.
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.

Credit Rating Breakdown	NRSRO Only Total

AAA	98.0%
AA	0.4
A	0.3
BBB	0.3
BB	0.2
B	0.2
CCC	0.6
Unrated	0.0 *

Total	100.0%

*	Represents a value of less than 0.005%.
The percentages above are based on the market value of the Fund’s securities as of September 30, 2011, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a sovereign entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a sovereign entity are assigned a credit rating equal to the highest NRSRO rating assigned to that sovereign entity. U.S. Government “Treasury” and “Agency” securities are included in the AAA category. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
6 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended September 30, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the reporting period, Oppenheimer Limited-Term Government Fund’s Class A shares (without sales charge) produced a positive return of 1.38%. The Fund outperformed the Barclays Capital U.S. 1-3 Year Government Bond Index (the “Index”), which returned 1.23% and underperformed the Barclays Capital U.S. Government Bond Index, which returned 5.58%.
     Relative to the Index, the Fund received positive results from its exposures to residential mortgage-backed securities (RMBS) and asset-backed securities (ABS). The Fund’s exposure to RMBS included securities guaranteed by government-sponsored enterprises, commonly referred to as agency RMBS, as well as a smaller allocation to RMBS originated by private entities, also known as non-agency RMBS. RMBS performed well for the majority of the reporting period, when higher-yielding asset classes continued to rally. When the markets witnessed increased volatility over the second half of the period, these securities experienced a sell-off as investors flocked to traditionally defensive securities, such as U.S. Treasuries. As a result, U.S. Treasuries rallied to close the period and the Fund’s minimal exposure to them detracted from performance versus the Index. The Fund also benefited from an allocation to agency securities for the overall reporting period. Its overweight exposure to commercial mortgage backed securities (CMBS) was a slight drag on performance this reporting period. However, we trimmed the Fund’s exposure to CMBS in early August, thus mitigating their negative impact on the Fund.
     We believe that the recent sell-off in RMBS and CMBS has created relative value opportunities. Consequently, we continue to focus on maintaining a carry, or yield advantage, over the benchmark in such an environment. As such, we expect to maintain meaningful allocations to RMBS and CMBS offset by underweights to U.S. Treasuries and agencies. At period end, approximately 59% of the Fund’s investments were in mortgage-backed obligations, the majority being agency RMBS.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 2011. Performance is measured over a ten-fiscal-year period for all Classes. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
7 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. 1-3 Year Government Bond Index. The Barclays Capital U.S. Government Bond Index is an unmanaged, market-weighted index of U.S. government securities with maturities of 1 year or more. The Barclays Capital U.S. 1-3 Year Government Bond Index is an unmanaged index of U.S. Government securities with maturities of 1 to 3 years. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
8 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
9 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
11 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
13 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
14 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	April 1, 2011	September 30, 2011	September 30, 2011
Class A	$1,000.00	$1,007.10	$4.03
Class B	1,000.00	1,003.10	8.07
Class C	1,000.00	1,003.10	8.02
Class N	1,000.00	1,005.60	5.55
Class Y	1,000.00	1,008.60	2.52

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.06	4.06
Class B	1,000.00	1,017.05	8.12
Class C	1,000.00	1,017.10	8.07
Class N	1,000.00	1,019.55	5.58
Class Y	1,000.00	1,022.56	2.54
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2011 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.59
Class N	1.10
Class Y	0.50
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2011

	Principal
	Amount	Value
Asset-Backed Securities—2.3%
Argent Securities Trust 2004-W8, Asset-Backed Pass-
Through Certificates, Series 2004-W8, Cl. A2, 1.195%,
5/25/34[1]	$6,830,731	$5,759,973
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A13, Cl. A13, 5.35%, 8/15/18[2]	4,160,000	4,562,431
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[2]	7,150,000	7,791,070
Countrywide Home Loans, Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36	4,959,906	3,862,713
CWABS Asset-Backed Certificates Trust 2006-25,
Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.355%, 6/25/47[1]	3,872,249	3,473,230
DSC Floorplan Master Owner Trust, Automobile
Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	4,000,000	4,070,050
DT Auto Owner Trust 2011-1A, Automobile
Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[2]	5,690,000	5,712,162
First Franklin Mortgage Loan Trust 2006-FF9, Mtg.
Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.345%, 6/25/36[1]	51,552	51,403
GMAC Mortgage Servicer Advance Funding Ltd.,
Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[2]	4,450,000	4,496,538
Popular ABS Mortgage Pass-Through Trust 2005-6,
Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/1/36	1,513,390	1,304,464
Santander Drive Auto Receivables Trust 2011-S1A,
Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[8]	2,007,844	1,999,611

Total Asset-Backed Securities (Cost $45,577,815)		43,083,645
Mortgage-Backed Obligations—69.8%
Government Agency—62.4%
FHLMC/FNMA/FHLB/Sponsored—57.1%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19	244,817	259,933
6%, 5/15/18-10/15/29	11,514,644	12,637,361
6.50%, 4/15/18-4/1/34	6,141,083	6,781,692
7%, 8/15/16-10/1/37	3,410,255	3,889,215
7.50%, 1/1/32-9/15/33	7,174,645	8,349,181
8%, 4/1/16	775,741	850,927
8.50%, 3/15/31	158,450	190,707
9%, 8/1/22-5/1/25	266,374	302,541
10%, 8/16/21	49,065	57,978
11%, 12/15/20	61,761	71,620
11.50%, 6/15/20-12/3/20	99,163	108,958
11.75%, 1/15/16-4/15/19	2,177	2,196
12%, 6/15/15	7,132	7,138
12.50%, 7/15/19	20,217	22,801
13%, 8/15/15	30,899	35,002
17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.90%, 6/15/21[1]	$9,678	$9,680
Series 151, Cl. F, 9%, 5/15/21	39,646	45,872
Series 1695, Cl. F, 2.72%, 3/15/24[1]	2,404,979	2,532,191
Series 2006-11, Cl. PS, 23.707%, 3/25/36[1]	1,797,262	2,478,261
Series 2035, Cl. PC, 6.95%, 3/15/28	1,493,257	1,740,416
Series 2084, Cl. ZC, 6.50%, 8/15/28	843,321	959,473
Series 2116, Cl. ZA, 6%, 1/15/29	1,335,792	1,517,490
Series 2122, Cl. FD, 0.579%, 2/15/29[1]	1,178,077	1,179,741
Series 2132, Cl. FN, 1.122%, 3/15/29[1]	1,869,476	1,891,104
Series 2148, Cl. ZA, 6%, 4/15/29	2,349,945	2,514,399
Series 2195, Cl. LH, 6.50%, 10/15/29	3,026,297	3,581,673
Series 2220, Cl. PD, 8%, 3/15/30	373,222	449,260
Series 2281, Cl. Z, 6.50%, 2/15/31	4,241,472	4,934,706
Series 2319, Cl. BZ, 6.50%, 5/15/31	6,527,006	6,938,207
Series 2326, Cl. ZP, 6.50%, 6/15/31	1,407,138	1,616,759
Series 2344, Cl. FP, 1.179%, 8/15/31[1]	1,035,198	1,049,155
Series 2368, Cl. TG, 6%, 10/15/16	229,198	244,370
Series 2392, Cl. FB, 0.829%, 1/15/29[1]	338,441	340,779
Series 2396, Cl. FE, 0.829%, 12/15/31[1]	453,216	456,164
Series 2401, Cl. FA, 0.879%, 7/15/29[1]	447,154	450,585
Series 2464, Cl. FI, 1.229%, 2/15/32[1]	771,657	782,598
Series 2470, Cl. LF, 1.229%, 2/15/32[1]	789,471	803,226
Series 2471, Cl. FD, 1.229%, 3/15/32[1]	1,180,850	1,200,178
Series 2481, Cl. AF, 0.779%, 3/15/32[1]	689,725	693,076
Series 2500, Cl. FD, 0.729%, 3/15/32[1]	822,389	825,002
Series 2501, Cl. GD, 6%, 10/1/31	48,572	48,730
Series 2504, Cl. FP, 0.729%, 3/15/32[1]	1,342,619	1,346,501
Series 2526, Cl. FE, 0.629%, 6/15/29[1]	1,078,431	1,083,758
Series 2530, Cl. FD, 0.729%, 2/15/32[1]	1,538,551	1,544,185
Series 2538, Cl. F, 0.829%, 12/15/32[1]	207,404	208,694
Series 2550, Cl. FI, 0.579%, 11/15/32[1]	855,967	858,423
Series 2551, Cl. FD, 0.629%, 1/15/33[1]	1,096,735	1,100,911
Series 2572, Cl. HK, 4%, 2/1/17	169,840	169,913
Series 2627, Cl. KM, 4.50%, 6/1/18	3,000,000	3,251,127
Series 2676, Cl. KY, 5%, 9/15/23	4,862,000	5,336,465
Series 2838, Cl. EH, 4.50%, 6/1/18	5,863,054	5,948,836
Series 2915, Cl. GA, 4.50%, 12/1/21	1,641,594	1,654,014
Series 3013, Cl. GA, 5%, 6/1/34	6,562,442	6,992,147
Series 3025, Cl. SJ, 23.91%, 8/15/35[1]	408,236	561,109
Series 3045, Cl. CN, 5%, 9/1/23	416,464	417,742
Series 3094, Cl. HS, 23.544%, 6/15/34[1]	1,050,731	1,355,975
Series 3134, Cl. FA, 0.529%, 3/15/36[1]	15,004,276	14,987,102
Series 3197, Cl. AN, 5.50%, 8/1/13	1,957,148	1,974,607
Series 3242, Cl. QA, 5.50%, 3/1/30	882,700	892,197
Series 3342, Cl. FT, 0.679%, 7/15/37[1]	7,837,323	7,859,694
Series 3647, Cl. BD, 3%, 12/1/19	32,308,832	33,304,606
Series 3803, Cl. YP, 4.50%, 2/1/41	3,652,393	3,789,382
Series 3804, Cl. WJ, 3%, 3/1/39	25,250,580	26,354,425
18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 3822, Cl. JA, 5%, 6/1/40	$1,739,383	$1,901,357
Series 3848, Cl. WL, 4%, 4/1/40	6,001,834	6,366,054
Series 3917, Cl. BA, 4%, 6/1/38	11,428,088	11,958,053
Series R013, Cl. AB, 6%, 12/1/21	1,506,976	1,543,995
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 12.853%, 2/1/28[3]	454,163	95,265
Series 205, Cl. IO, 12.607%, 9/1/29[3]	2,886,173	565,747
Series 206, Cl. IO, 4.383%, 12/1/29[3]	133,318	31,337
Series 2074, Cl. S, 62.724%, 7/17/28[3]	641,549	133,848
Series 2079, Cl. S, 74.547%, 7/17/28[3]	1,073,352	233,021
Series 243, Cl. 6, 24.591%, 12/15/32[3]	1,245,672	213,717
Series 2493, Cl. S, 56.431%, 9/15/29[3]	765,827	173,306
Series 2526, Cl. SE, 39.298%, 6/15/29[3]	1,489,984	306,121
Series 2795, Cl. SH, 13.63%, 3/15/24[3]	10,021,652	1,565,813
Series 2796, Cl. SD, 63.272%, 7/15/26[3]	313,526	61,165
Series 2819, Cl. S, 52.278%, 6/15/34[3]	13,594,521	2,797,147
Series 2835, Cl. BS, 33.815%, 12/15/28[3]	9,467,129	824,905
Series 2920, Cl. S, 63.445%, 1/15/35[3]	7,101,115	1,121,480
Series 3110, Cl. SL, 99.999%, 2/15/26[3]	1,119,601	149,267
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 216, Cl. PO, 9.78%, 12/1/31[4]	983,855	892,606
Series 219, Cl. PO, 10.306%, 3/1/32[4]	2,689,693	2,479,664
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed
Security, Series 237, Cl. F16, 0.729%, 5/15/36[1]	12,116,409	12,175,013
Federal National Mortgage Assn.:
3.50%, 8/1/40	4,017,175	4,129,923
4%, 5/1/19-1/1/28	23,483,890	24,444,460
4.50%, 5/25/18-6/1/20	15,436,187	16,541,660
4.50%, 10/1/26-10/1/41[5]	72,588,000	77,047,045
5%, 2/25/18-7/25/22	43,823,716	47,422,160
5%, 10/1/41[5]	48,490,000	52,164,645
5.50%, 11/1/21-1/1/36	11,001,005	12,013,718
5.50%, 10/1/26-10/1/41[5]	37,025,000	40,169,661
5.885%, 1/25/12	5,494,038	5,493,326
6%, 3/25/17-2/1/40	22,055,405	24,279,768
6%, 10/1/41[5]	14,850,000	16,290,918
6%, 8/1/34[6]	1,809,993	2,009,488
6.50%, 6/25/17-1/1/34	27,949,243	31,438,179
7%, 7/25/13-2/25/36	17,941,686	20,482,508
7.50%, 2/25/27-8/25/33	20,556,056	23,931,336
8%, 6/25/17	686	772
8.50%, 7/1/32	96,519	110,097
9%, 8/25/19	7,049	8,298
9.50%, 11/25/21	6,443	7,213
19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
11%, 11/25/15-8/13/19	$308,637	$340,512
11.25%, 3/10/16	41,791	47,748
11.50%, 8/8/19	37,981	42,663
12%, 1/25/16-8/25/16	63,355	67,402
12.50%, 8/25/15-12/25/15	27,251	28,016
13%, 9/8/15-8/25/26	71,051	72,932
Federal National Mortgage Assn., 15 yr.:
3%, 10/1/26[5]	72,795,000	75,012,969
3.50%, 10/1/26[5]	29,330,000	30,631,519
Federal National Mortgage Assn., 30 yr., 4%, 10/1/41[5]	58,770,000	61,616,672
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1988-7, Cl. Z, 9.25%, 4/25/18	48,704	54,971
Trust 1991-109, Cl. Z, 8.50%, 9/25/21	28,702	34,014
Trust 1992-34, Cl. G, 8%, 3/25/22	21,624	22,083
Trust 1997-16, Cl. PD, 7%, 3/18/27	2,612,623	3,035,941
Trust 1998-59, Cl. Z, 6.50%, 10/25/28	293,565	340,878
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,647,861	1,912,318
Trust 2001-69, Cl. PF, 1.235%, 12/25/31[1]	1,755,535	1,794,131
Trust 2002-12, Cl. PG, 6%, 3/25/17	6,120,728	6,590,815
Trust 2002-19, Cl. PE, 6%, 4/25/17	489,971	525,444
Trust 2002-29, Cl. F, 1.235%, 4/25/32[1]	859,653	878,675
Trust 2002-39, Cl. FD, 1.23%, 3/18/32[1]	1,251,652	1,277,658
Trust 2002-52, Cl. FD, 0.735%, 9/25/32[1]	1,043,455	1,049,108
Trust 2002-53, Cl. FY, 0.735%, 8/25/32[1]	1,090,679	1,095,552
Trust 2002-64, Cl. FJ, 1.235%, 4/25/32[1]	264,930	270,792
Trust 2002-65, Cl. FB, 1.235%, 7/25/32[1]	1,663,449	1,700,340
Trust 2002-68, Cl. FH, 0.73%, 10/18/32[1]	528,609	530,926
Trust 2002-77, Cl. TF, 1.23%, 12/18/32[1]	3,483,633	3,559,933
Trust 2002-82, Cl. FE, 1.235%, 12/25/32[1]	1,501,642	1,535,141
Trust 2002-9, Cl. PC, 6%, 3/25/17	3,456,580	3,785,826
Trust 2002-90, Cl. FJ, 0.735%, 9/25/32[1]	547,811	550,263
Trust 2002-90, Cl. FM, 0.735%, 9/25/32[1]	526,742	529,099
Trust 2003-111, Cl. HF, 0.635%, 5/25/30[1]	2,372,231	2,373,965
Trust 2003-116, Cl. FA, 0.635%, 11/25/33[1]	668,567	671,927
Trust 2003-130, Cl. CS, 13.631%, 12/25/33[1]	1,745,527	2,083,138
Trust 2003-21, Cl. FK, 0.635%, 3/25/33[1]	83,768	84,165
Trust 2003-26, Cl. XF, 0.685%, 3/25/23[1]	4,249,501	4,270,339
Trust 2003-33, Cl. LF, 0.585%, 7/25/17[1]	779,892	780,811
Trust 2003-44, Cl. CB, 4.25%, 3/1/33	2,321,041	2,461,212
Trust 2003-45, Cl. AB, 3.75%, 5/1/33	626,161	647,768
Trust 2004-101, Cl. BG, 5%, 1/25/20	6,827,940	7,315,598
Trust 2004-29, Cl. QG, 4.50%, 12/1/32	5,000,000	5,480,991
Trust 2004-7, Cl. J, 4%, 7/1/17	3,674,831	3,741,236
Trust 2004-72, Cl. FB, 0.735%, 9/25/34[1]	3,753,796	3,774,254
Trust 2004-9, Cl. AB, 4%, 7/1/17	482,762	489,852
Trust 2004-91, Cl. AH, 4.50%, 5/1/29	2,435,556	2,459,025
20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	$6,158,211	$7,081,450
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	8,786,788	9,863,842
Trust 2005-12, Cl. JC, 5%, 6/1/28	2,024,383	2,045,145
Trust 2005-45, Cl. XA, 0.575%, 6/25/35[1]	4,575,327	4,574,629
Trust 2005-5, Cl. AB, 5%, 4/1/32	6,139,418	6,523,232
Trust 2005-53, Cl. WC, 5%, 8/1/18	2,074,275	2,100,363
Trust 2005-67, Cl. BF, 0.585%, 8/25/35[1]	3,974,048	3,980,039
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	7,469,668	7,876,760
Trust 2005-85, Cl. FA, 0.585%, 10/25/35[1]	9,114,717	9,122,836
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	327,684	327,703
Trust 2006-46, Cl. SW, 23.339%, 6/25/36[1]	1,701,298	2,300,147
Trust 2006-50, Cl. KS, 23.34%, 6/25/36[1]	1,444,404	1,937,298
Trust 2006-50, Cl. SK, 23.34%, 6/25/36[1]	315,614	440,448
Trust 2007-42, Cl. A, 6%, 2/1/33	7,728,042	8,156,529
Trust 2007-79, Cl. FA, 0.685%, 8/25/37[1]	6,348,859	6,364,807
Trust 2009-36, Cl. FA, 1.175%, 6/25/37[1]	29,400,005	29,920,547
Trust 2009-37, Cl. HA, 4%, 4/1/19	8,229,399	8,730,253
Trust 2009-70, Cl. PA, 5%, 8/1/35	19,524,594	20,355,628
Trust 2011-15, Cl. DA, 4%, 3/1/41	14,748,718	15,487,210
Trust 2011-3, Cl. KA, 5%, 4/1/40	5,815,992	6,292,768
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 36.429%, 12/18/31[3]	1,291,707	236,103
Trust 2001-68, Cl. SC, 26.624%, 11/25/31[3]	1,110,406	208,128
Trust 2001-81, Cl. S, 33.448%, 1/25/32[3]	870,399	182,084
Trust 2002-28, Cl. SA, 38.113%, 4/25/32[3]	758,771	139,891
Trust 2002-38, Cl. SO, 57.048%, 4/25/32[3]	1,132,082	177,659
Trust 2002-39, Cl. SD, 45.443%, 3/18/32[3]	1,214,763	255,848
Trust 2002-48, Cl. S, 34.539%, 7/25/32[3]	1,225,060	228,539
Trust 2002-52, Cl. SD, 43.789%, 9/25/32[3]	1,043,455	217,974
Trust 2002-52, Cl. SL, 36.11%, 9/25/32[3]	792,329	149,587
Trust 2002-53, Cl. SK, 43.926%, 4/25/32[3]	708,789	157,259
Trust 2002-56, Cl. SN, 36.601%, 7/25/32[3]	1,663,839	308,554
Trust 2002-60, Cl. SM, 39.021%, 8/25/32[3]	2,623,034	431,289
Trust 2002-77, Cl. IS, 51.322%, 12/18/32[3]	1,620,414	295,139
Trust 2002-77, Cl. SH, 44.119%, 12/18/32[3]	1,162,702	237,832
Trust 2002-9, Cl. MS, 33.844%, 3/25/32[3]	1,369,875	276,366
Trust 2003-33, Cl. IA, 6.141%, 5/25/33[3]	245,869	45,424
Trust 2003-33, Cl. SP, 41.482%, 5/25/33[3]	3,256,068	534,838
Trust 2003-38, Cl. SA, 39.076%, 3/25/23[3]	3,779,487	387,721
Trust 2003-4, Cl. S, 37.724%, 2/25/33[3]	1,865,967	312,634
Trust 2005-122, Cl. SD, 50.251%, 6/25/35[3]	9,553,453	1,313,764
Trust 2005-14, Cl. SE, 40.791%, 3/25/35[3]	9,775,552	1,448,404
Trust 2005-40, Cl. SA, 62.786%, 5/25/35[3]	3,930,785	621,532
Trust 2005-63, Cl. SA, 57.673%, 10/25/31[3]	4,180,288	811,144
Trust 2005-63, Cl. X, 37.87%, 10/25/31[3]	49,485	1,264
Trust 2005-71, Cl. SA, 63.685%, 8/25/25[3]	4,800,605	726,920
21 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust 2006-51, Cl. SA, 49.502%, 6/25/36[3]	$12,236,605	$1,637,589
Trust 2006-60, Cl. DI, 39.106%, 4/25/35[3]	8,651,870	1,190,573
Trust 2007-77, Cl. SB, 31.856%, 12/25/31[3]	2,919,893	133,889
Trust 2009-85, Cl. IO, 12.156%, 10/1/24[3]	10,689,313	961,673
Trust 2011-48, Cl. IC, 16.89%, 5/1/13[3]	23,901,167	626,476
Trust 2011-84, Cl. IG, 5.587%, 8/1/13[3]	27,902,963	837,527
Trust 221, Cl. 2, 33.351%, 5/1/23[3]	1,966,171	353,841
Trust 254, Cl. 2, 30.243%, 1/1/24[3]	2,512,522	471,029
Trust 294, Cl. 2, 18.396%, 2/1/28[3]	2,768,113	503,730
Trust 301, Cl. 2, 2.278%, 4/1/29[3]	1,436,547	285,278
Trust 321, Cl. 2, 16.231%, 4/1/32[3]	7,905,816	1,491,105
Trust 324, Cl. 2, 0.418%, 7/1/32[3]	2,721,719	513,751
Trust 331, Cl. 10, 40.904%, 2/1/33[3]	3,520,323	651,091
Trust 331, Cl. 4, 27.962%, 2/1/33[3]	3,052,999	557,775
Trust 331, Cl. 5, 37.533%, 2/1/33[3]	4,425,219	787,304
Trust 331, Cl. 6, 29.467%, 2/1/33[3]	4,427,145	784,332
Trust 334, Cl. 10, 31.749%, 2/1/33[3]	1,779,435	303,876
Trust 339, Cl. 15, 12.439%, 7/1/33[3]	1,602,448	273,210
Trust 339, Cl. 7, 0%, 7/1/33[3,7]	3,503,278	507,608
Trust 351, Cl. 8, 0%, 4/1/34[3,7]	3,191,823	480,489
Trust 356, Cl. 10, 1.985%, 6/1/35[3]	2,620,989	379,984
Trust 356, Cl. 12, 0%, 2/1/35[3,7]	1,309,424	192,503
Trust 362, Cl. 13, 4.313%, 8/1/35[3]	3,555,408	551,869
Trust 364, Cl. 15, 4.492%, 9/1/35[3]	2,157,439	311,940
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security, Trust 327, Cl. 1,
10.298%, 9/1/32[4]	662,058	601,332
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed
Security:
Series 1999-3, Cl. IO, 21.06%, 10/15/29[3]	31,866,760	168,263
Series 2001-3, Cl. IO, 23.822%, 5/15/31[3]	13,877,042	123,571
Series 2002-2, Cl. IO, 17.397%, 1/15/32[3]	37,064,966	169,565
Series 2002-3, Cl. IO, 20.239%, 8/15/32[3]	51,851,318	561,638
Series 2003-1, Cl. IO, 18.827%, 11/15/32[3]	77,126,032	495,488

		1,053,080,666
GNMA/Guaranteed—1.1%
Government National Mortgage Assn.:
6.50%, 1/29/24	144,702	164,964
7%, 1/29/28-2/8/30	878,005	1,024,682
7.50%, 6/29/28-8/29/28	508,777	596,379
8%, 9/29/28	39,132	46,427
8.50%, 8/1/17-12/15/17	420,583	475,292
9.50%, 9/29/17	2,042	2,114
10.50%, 12/29/17-1/29/21	82,102	91,297
11%, 11/8/19	68,434	76,517
11.50%, 4/29/13-7/29/15	11,680	11,785
13%, 9/29/14	502	506
22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value
GNMA/Guaranteed Continued
Government National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates,
Series 1999-32, Cl. ZB, 8%, 9/16/29	$8,491,760	$10,762,568
Government National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 69.882%, 7/16/28[3]	2,310,983	495,826
Series 1998-6, Cl. SA, 81.161%, 3/16/28[3]	1,348,827	279,698
Series 2001-21, Cl. SB, 92.813%, 1/16/27[3]	2,366,589	480,300
Series 2010-111, Cl. GI, 16.164%, 9/1/13[3]	91,582,843	2,668,312
Series 2010-147, Cl. LI, 12.047%, 11/1/13[3]	48,989,610	1,630,237
Series 2010-6, Cl. SN, 99.999%, 2/20/31[3]	1,493,135	11,454
Series 2011-82, Cl. IG, 8.043%, 6/1/13[3]	24,533,364	658,767

		19,477,125
Other Agency—4.2%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	4,376,389	4,423,837
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	8,340,000	8,752,993
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	9,518,620	9,889,769
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts.,
Series 2010-R1, Cl. 1A, 0.674%, 10/7/20[1]	8,925,817	8,939,741
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.:
Series 2010-R3, Cl. 2A, 0.784%, 12/8/20[1]	24,537,399	24,688,795
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	6,956,328	7,099,837
NCUA Guaranteed Notes Trust, Asset-Backed Nts.,
Series 2010-A1, Cl. A, 0.574%, 12/7/20[1]	13,279,736	13,306,694

		77,101,666
Non-Agency—7.4%
Commercial—5.9%
CFCRE Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[2]	1,381,618	1,364,473
CHL Mortgage Pass-Through Trust 2003-J5, Mtg.
Pass-Through Certificates, Series 2003-J5, Cl. 2A1, 5%, 7/1/18	3,280,796	3,365,236
Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mtg.
Pass-Through Certificates, Series 2006-C4, Cl. A3, 5.922%, 3/1/49[1]	2,340,000	2,555,060
Deutsche Mortgage & Asset Receiving, Commercial Mtg.
Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[2]	5,918,949	5,988,053
Deutsche Mortgage & Asset Receiving, Commercial Mtg.
Pass-Through Certificates, Interest-Only Stripped Mtg.-
Backed Security, Series 2010-C1, Cl. XPA, 4.852%, 9/1/20[2,3]	47,773,336	3,750,804
Greenwich Capital Commercial Funding
Corp./Commercial Mortgage Trust 2007-GG11,
Commercial Mtg. Pass-Through Certificates, Series
2007-GG11, Cl. A4, 5.736%, 12/1/49	8,500,000	8,862,189
23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
Greenwich Capital Commercial Funding
Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg.
Pass-Through Certificates, Series 2007-GG9, Cl. A2, 5.381%, 3/10/39	$6,267,244	$6,306,991
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	3,672,115	3,726,010
Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	6,505,000	6,899,486
GSR Mortgage Loan Trust 2005-AR4, Mtg.
Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	4,132,070	3,979,570
Impac CMB Trust Series 2005-4,
Collateralized Asset-Backed Bonds, Series 2005-4,
Cl. 1A1A, 0.775%, 5/25/35[1]	5,048,206	3,582,182
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[2]	4,108,165	4,127,876
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[2]	7,185,000	7,047,486
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[8]	8,645,000	8,681,309
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	6,125,000	6,162,124
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	4,989,105	5,090,982
JPMorgan Chase Commercial Mortgage Securities
Trust 2007-LDP11, Commercial Mtg. Pass-Through
Certificates, Series 2007-LDP11, Cl. ASB, 6.005%, 6/1/49[1]	4,780,000	5,067,099
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	4,047,442	4,158,473
STARM Mortgage Loan Trust 2007-1,
Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.816%, 2/1/37[1]	4,746,172	3,210,477
Wachovia Bank Commercial Mortgage Trust 2006-C28,
Commercial Mtg. Pass-Through Certificates,
Series 2006-C28, Cl. A4, 5.572%, 10/1/48	8,700,000	9,266,557
WFRBS Commercial Mortgage Trust 2011-C3,
Interest-Only Commercial Mtg. Pass-Through Certificates,
Series 2011-C3, Cl. XA, 7.245%, 3/1/44[3]	51,415,255	4,703,468

		107,895,905
Multifamily—0.1%
CHL Mortgage Pass-Through Trust
2005-6, Mtg. Pass-Through Certificates,
Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	1,879,524	1,705,663
Other—0.3%
Greenwich Capital Commercial Funding
Corp./Commercial Mortgage Trust
2007-GG9, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	6,000,000	6,246,147
24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

Residential—1.1%
CHL Mortgage Pass-Through Trust 2007-HY4,
Mtg. Pass-Through Certificates, Series 2007-HY4,
Cl. 1A1, 5.631%, 9/1/47[1]	$5,191,727	$3,508,592
Merrill Lynch Mortgage Investors Trust 2006-3,
Mtg. Pass-Through Certificates, Series MLCC 2006-3,
Cl. 2A1, 2.646%, 10/25/36[1]	3,644,031	3,284,580
Merrill Lynch Mortgage Loans, Inc.,
Mtg. Pass-Through Certificates,
Series 2005-A1, Cl. 2A1, 2.694%, 12/25/34[1]	2,427,988	2,227,473
RALI Series 2006-QS13 Trust,
Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	211,643	125,226
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	6,481,614	3,835,058
RALI Series 2007-QS6 Trust, Mtg.
Asset-Backed Pass-Through Certificates,
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	3,077,471	1,854,280
Wells Fargo Mortgage-Backed Securities 2004-R
Trust, Mtg. Pass-Through Certificates,
Series 2004-R, Cl. 2A1, 2.624%, 9/1/34[1]	1,247,342	1,177,993
Wells Fargo Mortgage-Backed Securities 2005-9
Trust, Mtg. Pass-Through Certificates, Series 2005-9,
Cl. 2A6, 5.25%, 10/25/35	4,571,354	4,417,032

		20,430,234

Total Mortgage-Backed Obligations (Cost $1,247,728,895)		1,285,937,406
U.S. Government Obligations—21.4%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16	7,865,000	8,159,647
2.50%, 5/27/16	11,170,000	11,851,705
3%, 7/28/14	13,710,000	14,636,398
5%, 2/16/17	21,625,000	25,623,073
5.25%, 4/18/16	22,385,000	26,469,031
5.50%, 7/18/16	12,740,000	15,302,498
Federal National Mortgage Assn. Nts.:
0.625%, 10/30/14	83,334,000	83,228,916
0.875%, 8/28/14	116,666,000	117,530,262
2.375%, 4/11/16	20,095,000	21,221,988
4.375%, 10/15/15	13,972,000	15,873,911
4.875%, 12/15/16	19,560,000	23,024,193
5%, 3/15/16	13,165,000	15,403,800
5.375%, 7/15/16-6/12/17	12,399,000	14,928,667
U.S. Treasury Bills, 0.122%, 10/13/11[6]	900,000	900,000

Total U.S. Government Obligations (Cost $383,231,251)		394,154,089
25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Short-Term Notes—25.3%
Federal Home Loan Bank:
0.001%, 10/5/11	$1,060,000	$1,059,999
0.001%, 10/13/11	32,000,000	31,999,989
0.001%, 10/14/11	61,000,000	60,999,960
0.001%, 10/19/11	47,000,000	46,999,977
0.002%, 10/21/11	90,000,000	89,999,900
0.01%, 10/7/11	36,200,000	36,199,970
0.01%, 10/12/11	64,240,000	64,239,902
Federal Home Loan Mortgage Corp.:
0.001%, 10/11/11	22,400,000	22,399,963
0.001%, 10/24/11	51,300,000	51,299,960
0.001%, 10/31/11	15,000,000	14,999,988
Federal National Mortgage Assn.:
0.01%, 10/11/11	42,600,000	42,599,941
0.01%, 10/12/11	3,200,000	3,199,995

Total Short-Term Notes (Cost $466,016,343)		465,999,544

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.0%
U.S. Treasury Nts. Futures,
10 yr., 12/20/11 Put[9]	11/28/11	$123.50	65	7,109
U.S. Treasury Nts. Futures,
10 yr., 12/20/11 Put[9]	11/28/11	$125.50	65	15,234

Total Options Purchased (Cost $24,554)				22,343
Total Investments, at Value (Cost $2,142,578,858)			118.8%	2,189,197,027
Liabilities in Excess of Other Assets			(18.8)	(346,556,325)

Net Assets			100.0%	$1,842,640,702

Footnotes to Statement of Investments
1. Represents the current interest rate for a variable or increasing rate security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $44,840,893 or 2.43% of the Fund’s net assets as of September 30, 2011.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $48,963,869 or 2.66% of the Fund’s net assets as of September 30, 2011.
4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $3,973,602 or 0.22% of the Fund’s net assets as of September 30, 2011.
5. When-issued security or delayed delivery to be delivered and settled after September 30, 2011. See Note 1 of the accompanying Notes.
6. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on
26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

    open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,414,487. See Note 5 of the accompanying Notes.
7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
8. Restricted security. The aggregate value of restricted securities as of September 30, 2011 was $10,680,920, which represents 0.58% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates,
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	$8,536,938	$8,681,309	$144,371
Santander Drive Auto Receivables Trust 2011-S1A,
Automobile Receivables Nts., Series 2011-S1A,
Cl. D, 3.10%, 5/17/17	2/4/11-4/14/11	2,010,688	1,999,611	(11,077)

		$10,547,626	$10,680,920	$133,294

9. Non-income producing security. The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of September 30, 2011. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2010	Additions	Reductions	September 30, 2011

Oppenheimer Institutional Money
Market Fund, Cl. E	80,650,000	—	80,650,000	—
				Income
Oppenheimer Institutional Money
Market Fund, Cl. E				$38,204
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$43,083,645	$—	$43,083,645
Mortgage-Backed Obligations	—	1,285,937,406	—	1,285,937,406
U.S. Government Obligations	—	394,154,089	—	394,154,089
27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table Continued
Short-Term Notes	$—	$465,999,544	$—	$465,999,544
Options Purchased	22,343	—	—	22,343

Total Investments, at Value	22,343	2,189,174,684	—	2,189,197,027
Other Financial Instruments:
Futures margins	188,225	—	—	188,225

Total Assets	$210,568	$2,189,174,684	$—	$2,189,385,252

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(20,313)	$—	$—	$(20,313)
Futures margins	(252,233)	—	—	(252,233)

Total Liabilities	$(272,546)	$—	$—	$(272,546)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of September 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Buy	283	12/20/11	$40,362,875	$966,926
U.S. Treasury Nts., 2 yr.	Buy	2,475	12/30/11	545,002,737	(741,240)
U.S. Treasury Nts., 5 yr.	Sell	558	12/30/11	68,346,281	(48,212)
U.S. Treasury Nts., 10 yr.	Sell	1,896	12/20/11	246,657,750	(631,582)
U.S. Treasury Ultra Bonds	Buy	4	12/20/11	634,500	61,412

					$(392,696)

Written Options as of September 30, 2011 are as follows:

		Number of	Exercise	Expiration			Unrealized
Description	Type	Contracts	Price	Date	Premium	Value	Appreciation

U.S. Treasury Nts. Futures,
10 yr., 12/20/11	Put	13,000,000	$124.50	11/28/11	$22,164	$(20,313)	$1,851
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2011

Assets
Investments, at value (cost $2,142,578,858)—see accompanying statement of investments	$2,189,197,027
Cash	977,828
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	9,798,298
Interest, dividends and principal paydowns	6,380,266
Shares of beneficial interest sold	6,156,387
Futures margins	188,225
Other	118,622

Total assets	2,212,816,653

Liabilities
Appreciated options written, at value (premiums received $22,164)	20,313
Payables and other liabilities:
Investments purchased (including $354,293,380 purchased
on a when-issued or delayed delivery basis)	365,915,737
Shares of beneficial interest redeemed	3,279,050
Distribution and service plan fees	267,370
Futures margins	252,233
Transfer and shareholder servicing agent fees	217,318
Shareholder communications	126,593
Trustees’ compensation	53,220
Other	44,117

Total liabilities	370,175,951

Net Assets	$1,842,640,702

Composition of Net Assets
Par value of shares of beneficial interest	$197,687
Additional paid-in capital	1,990,587,981
Accumulated net investment income	10,973,657
Accumulated net realized loss on investments	(205,345,947)
Net unrealized appreciation on investments	46,227,324

Net Assets	$1,842,640,702

29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $901,117,395 and 96,616,846 shares of beneficial interest outstanding)	$9.33
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.67
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $54,977,659 and 5,896,224 shares of beneficial interest outstanding)	$9.32
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $333,542,128 and 35,832,529 shares of beneficial interest outstanding)	$9.31
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,132,681 and 4,736,407 shares of beneficial interest outstanding)	$9.32
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $508,870,839 and 54,604,663 shares of beneficial interest outstanding)	$9.32
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2011

Investment Income
Interest	$53,494,052
Fee income on when-issued securities	10,419,371
Dividend from affiliated companies	38,204
Other income	21,150

Total investment income	63,972,777

Expenses
Management fees	7,776,332
Distribution and service plan fees:
Class A	2,314,439
Class B	631,687
Class C	3,436,984
Class N	224,095
Transfer and shareholder servicing agent fees:
Class A	1,516,802
Class B	228,506
Class C	472,026
Class N	110,401
Class Y	278,794
Shareholder communications:
Class A	146,035
Class B	26,120
Class C	45,740
Class N	5,887
Class Y	44,928
Trustees’ compensation	90,704
Custodian fees and expenses	20,447
Accounting service fees	12,000
Administration service fees	1,500
Other	261,494

Total expenses	17,644,921
Less waivers and reimbursements of expenses	(1,315,771)

Net expenses	16,329,150

Net Investment Income	47,643,627
31 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$15,078,406
Closing and expiration of futures contracts	(18,828,183)

Net realized loss	(3,749,777)
Net change in unrealized appreciation/depreciation on:
Investments	(20,589,367)
Futures contracts	183,150
Option contracts written	1,851

Net change in unrealized appreciation/depreciation	(20,404,366)

Net Increase in Net Assets Resulting from Operations	$23,489,484

See accompanying Notes to Financial Statements.
32 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2011	2010

Operations
Net investment income	$47,643,627	$60,943,537
Net realized gain (loss)	(3,749,777)	17,773,123
Net change in unrealized appreciation/depreciation	(20,404,366)	35,848,345

Net increase in net assets resulting from operations	23,489,484	114,565,005

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(24,891,992)	(35,313,880)
Class B	(1,166,016)	(2,148,248)
Class C	(6,383,314)	(9,160,155)
Class N	(1,080,958)	(1,361,530)
Class Y	(14,121,347)	(12,959,724)

	(47,643,627)	(60,943,537)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(141,284,603)	57,023,469
Class B	(20,201,083)	(8,576,690)
Class C	(32,544,648)	62,198,948
Class N	(3,307,555)	6,966,993
Class Y	76,066,068	135,683,996

	(121,271,821)	253,296,716

Net Assets
Total increase (decrease)	(145,425,964)	306,918,184
Beginning of period	1,988,066,666	1,681,148,482

End of period (including accumulated net investment income of $10,973,657 and $3,512,672, respectively)	$1,842,640,702	$1,988,066,666

See accompanying Notes to Financial Statements.
33 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.45	$9.17	$9.52	$9.98	$9.96

Income (loss) from investment operations:
Net investment income[1]	.25	.33	.45	.48	.45
Net realized and unrealized gain (loss)	(.12)	.28	(.35)	(.46)	.06

Total from investment operations	.13	.61	.10	.02	.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.33)	(.13)	(.40)	(.49)
Tax return of capital distribution	—	—	(.32)	(.08)	—

Total dividends and/or distributions to shareholders	(.25)	(.33)	(.45)	(.48)	(.49)

Net asset value, end of period	$9.33	$9.45	$9.17	$9.52	$9.98

Total Return, at Net Asset Value[2]	1.38%	6.73%	1.23%	0.12%	5.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$901,117	$1,054,547	$967,621	$1,095,337	$1,175,824

Average net assets (in thousands)	$947,592	$1,011,189	$979,498	$1,140,210	$1,088,598

Ratios to average net assets:[3]
Net investment income	2.63%	3.49%	4.98%	4.83%	4.54%
Total expenses	0.85%[4]	0.85%[4]	0.91%[4]	0.88%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.70%	0.70%	0.70%	0.70%

Portfolio turnover rate[5]	87%	61%	59%	51%	88%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.85%
Year Ended September 30, 2010	0.86%
Year Ended September 30, 2009	0.91%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.44	$9.17	$9.52	$9.97	$9.96

Income (loss) from investment operations:
Net investment income[1]	.17	.26	.38	.40	.38
Net realized and unrealized gain (loss)	(.12)	.27	(.35)	(.45)	.05

Total from investment operations	.05	.53	.03	(.05)	.43

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.26)	(.11)	(.34)	(.42)
Tax return of capital distribution	—	—	(.27)	(.06)	—

Total dividends and/or distributions to shareholders	(.17)	(.26)	(.38)	(.40)	(.42)

Net asset value, end of period	$9.32	$9.44	$9.17	$9.52	$9.97

Total Return, at Net Asset Value[2]	0.58%	5.83%	0.49%	(0.52)%	4.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,978	$75,966	$82,254	$118,373	$194,616

Average net assets (in thousands)	$63,116	$77,379	$93,543	$153,665	$217,928

Ratios to average net assets:[3]
Net investment income	1.85%	2.78%	4.24%	4.07%	3.79%
Total expenses	1.84%[4]	1.85%[4]	1.85%[4]	1.72%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.45%	1.45%	1.45%	1.45%

Portfolio turnover rate[5]	87%	61%	59%	51%	88%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.84%
Year Ended September 30, 2010	1.86%
Year Ended September 30, 2009	1.85%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.43	$9.15	$9.50	$9.96	$9.94

Income (loss) from investment operations:
Net investment income[1]	.17	.25	.38	.40	.38
Net realized and unrealized gain (loss)	(.11)	.29	(.35)	(.46)	.05

Total from investment operations	.06	.54	.03	(.06)	.43

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.26)	(.11)	(.34)	(.41)
Tax return of capital distribution	—	—	(.27)	(.06)	—

Total dividends and/or distributions to shareholders	(.18)	(.26)	(.38)	(.40)	(.41)

Net asset value, end of period	$9.31	$9.43	$9.15	$9.50	$9.96

Total Return, at Net Asset Value[2]	0.59%	5.94%	0.48%	(0.64)%	4.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$333,542	$370,504	$298,356	$303,991	$298,029

Average net assets (in thousands)	$343,597	$337,253	$291,571	$298,257	$294,915

Ratios to average net assets:[3]
Net investment income	1.86%	2.72%	4.23%	4.09%	3.79%
Total expenses	1.58%[4]	1.59%[4]	1.61%[4]	1.59%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.45%	1.45%	1.45%	1.45%

Portfolio turnover rate[5]	87%	61%	59%	51%	88%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.58%
Year Ended September 30, 2010	1.60%
Year Ended September 30, 2009	1.61%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class N Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.44	$9.16	$9.51	$9.97	$9.95

Income (loss) from investment operations:
Net investment income[1]	.22	.30	.42	.45	.43
Net realized and unrealized gain (loss)	(.12)	.28	(.35)	(.46)	.05

Total from investment operations	.10	.58	.07	(.01)	.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.30)	(.12)	(.38)	(.46)
Tax return of capital distribution	—	—	(.30)	(.07)	—

Total dividends and/or distributions to shareholders	(.22)	(.30)	(.42)	(.45)	(.46)

Net asset value, end of period	$9.32	$9.44	$9.16	$9.51	$9.97

Total Return, at Net Asset Value[2]	1.09%	6.46%	0.98%	(0.14)%	4.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,133	$48,021	$39,800	$47,945	$52,865

Average net assets (in thousands)	$46,042	$42,208	$41,038	$51,013	$50,753

Ratios to average net assets:[3]
Net investment income	2.35%	3.23%	4.73%	4.58%	4.29%
Total expenses	1.17%[4]	1.20%[4]	1.24%[4]	1.24%	1.25%
Expenses after payments, waivers and/or
reimbursements and reduction
to custodian expenses	1.05%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate[5]	87%	61%	59%	51%	88%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.17%
Year Ended September 30, 2010	1.21%
Year Ended September 30, 2009	1.24%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.44	$9.16	$9.51	$9.97	$9.95

Income (loss) from investment operations:
Net investment income[1]	.27	.34	.47	.50	.48
Net realized and unrealized gain (loss)	(.11)	.29	(.35)	(.46)	.05

Total from investment operations	.16	.63	.12	.04	.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.35)	(.14)	(.42)	(.51)
Tax return of capital distribution	—	—	(.33)	(.08)	—

Total dividends and/or distributions to shareholders	(.28)	(.35)	(.47)	(.50)	(.51)

Net asset value, end of period	$9.32	$9.44	$9.16	$9.51	$9.97

Total Return, at Net Asset Value[2]	1.66%	7.00%	1.49%	0.36%	5.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$508,871	$439,029	$293,117	$521,193	$376,782

Average net assets (in thousands)	$483,961	$353,879	$389,120	$463,627	$232,039

Ratios to average net assets:[3]
Net investment income	2.92%	3.66%	5.25%	5.10%	4.82%
Total expenses	0.50%[4]	0.51%[4]	0.58%[4]	0.54%	0.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.49%	0.45%	0.45%	0.45%	0.45%

Portfolio turnover rate[5]	87%	61%	59%	51%	88%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.50%
Year Ended September 30, 2010	0.52%
Year Ended September 30, 2009	0.58%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Limited-Term Government Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current return and safety of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the
39 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
40 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$354,293,380
Sold securities	9,798,298
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
41 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Appreciation
			Based on
			Cost of Securities and
			Other Investments for
Undistributed Net	Undistributed	Accumulated Loss	Federal Income Tax
Investment Income	Long-TermGain	Carryforward[1,2,3,4]	Purposes

$11,247,913	$—	$205,781,430	$46,441,776

1.	As of September 30, 2011, the Fund had $189,520,151 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2011, details of the capital loss carryforwards were as follows:
42 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Expiring

2013	$37,778,579
2014	18,093,354
2015	26,097,191
2016	12,640,219
2017	21,325,466
2018	73,585,342

Total	$189,520,151

2.	As of September 30, 2011, the Fund had $16,261,279 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended September 30, 2011, the Fund utilized $5,047,965 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended September 30, 2011, $11,786,022 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Increase to	Accumulated Net
Reduction	Accumulated Net	Realized Loss on
to Paid-in Capital	Investment Income	Investments

$11,696,248	$7,460,985	$4,235,263
The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010

Distributions paid from:
Ordinary income	$47,643,627	$60,943,537
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,142,757,463
Federal tax cost of other investments	270,973,556

Total federal tax cost	$2,413,731,019

Gross unrealized appreciation	$62,215,938
Gross unrealized depreciation	(15,774,162)

Net unrealized appreciation	$46,441,776

43 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if
44 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	33,519,790	$315,113,907	40,058,262	$373,083,667
Dividends and/or
distributions reinvested	2,353,018	22,113,622	3,312,666	30,839,859
Redeemed	(50,892,806)	(478,512,132)	(37,267,825)	(346,900,057)

Net increase (decrease)	(15,019,998)	$(141,284,603)	6,103,103	$57,023,469

Class B
Sold	1,532,419	$14,398,458	3,028,323	$28,174,566
Dividends and/or
distributions reinvested	116,622	1,095,872	213,325	1,983,799
Redeemed	(3,796,874)	(35,695,413)	(4,171,051)	(38,735,055)

Net decrease	(2,147,833)	$(20,201,083)	(929,403)	$(8,576,690)

Class C
Sold	9,285,461	$87,106,710	15,941,545	$148,091,398
Dividends and/or
distributions reinvested	590,819	5,541,684	841,272	7,816,871
Redeemed	(13,342,474)	(125,193,042)	(10,087,479)	(93,709,321)

Net increase (decrease)	(3,466,194)	$(32,544,648)	6,695,338	$62,198,948

45 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Class N
Sold	1,238,925	$11,636,247	1,910,851	$17,790,761
Dividends and/or
distributions reinvested	103,817	974,727	132,940	1,236,612
Redeemed	(1,694,734)	(15,918,529)	(1,300,292)	(12,060,380)

Net increase (decrease)	(351,992)	$(3,307,555)	743,499	$6,966,993

Class Y
Sold	16,271,849	$152,856,972	22,636,329	$211,577,456
Dividends and/or
distributions reinvested	1,488,325	13,973,610	1,375,033	12,807,010
Redeemed	(9,667,875)	(90,764,514)	(9,490,734)	(88,700,470)

Net increase	8,092,299	$76,066,068	14,520,628	$135,683,996

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$662,459,941	$951,883,330
U.S. government and government
agency obligations	331,763,884	138,100,719
To Be Announced (TBA)
mortgage-related securities	5,748,952,116	5,463,391,268
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000 plus out-of-pocket costs and expenses reasonably incurred.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. Oppenheimer Funds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2011, the Fund paid $2,619,049 to OFS for services to the Fund.
46 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, Oppenheimer Funds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2011 were as follows:

Class C	$21,255,780
Class N	2,020,444
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
47 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2011	$195,852	$29,751	$94,589	$48,981	$2,630
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” will not exceed the following rates: 0.80% for the Class A shares; 1.60% for the Class B and Class C shares, respectively; 1.10% for the Class N shares and 0.50% for the Class Y shares. Prior to January 28, 2011, the Manager voluntarily agreed to waive fees and and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as a percentage of average annual net assets, would not exceed: 0.70% for the Class A shares; 1.45% for the Class B and Class C shares, respectively; 0.95% for the Class N shares and 0.45% for the Class Y shares. During the year ended September 30, 2011, the Manager reimbursed the Fund $827,717, $178,749, $159,303, $56,062 and $71,466 for Class A, Class B, Class C, Class N and Class Y shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2011, the Manager waived fees and/or reimbursed the Fund $17,009 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended September 30, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$5,465
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make
48 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
49 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Valuations of derivative instruments as of September 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Futures margins	$188,225	*	Futures margins	$252,233	*
				Appreciated options
Interest rate contracts				written, at value	20,313
Interest rate contracts	Investments, at value	22,343	**

Total		$210,568			$272,546

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted	Closing and expiration
for as Hedging Instruments	of futures contracts

Interest rate contracts	$(18,828,183)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not		Option
Accounted for as		contracts	Futures
Hedging Instruments	Investments*	written	contracts	Total

Interest rate contracts	$(2,211)	$1,851	$183,150	$182,790

*	Includes purchased option contracts and purchased swaption contracts, if any.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
50 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the year ended September 30, 2011, the Fund had an ending monthly average market value of $605,225,770 and $355,843,060 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased put options on treasury futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended September 30, 2011, the Fund had an ending monthly average market value of $1,719 on purchased put options.
51 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on treasury futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     During the year ended September 30, 2011, the Fund had an ending monthly average market value of $1,563 on written put options.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended September 30, 2010 was as follows:

		Put Options
	Number of	Amount of
	Contracts	Premiums

Options outstanding as of September 30, 2010	—	$—
Options written	13,000,000	22,164

Options outstanding as of September 30, 2011	13,000,000	$22,164

6. Restricted Securities
As of September 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former
52 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of
53 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
54 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Limited-Term Government Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 18, 2011
55 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2011 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2011 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2011, the maximum amount allowable but not less than $55,418,853 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
56 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
57 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load short U.S. government funds. The Board considered that the Fund outperformed its performance universe median for the one-year Lipper period, although it underperformed its performance universe median for the three-, five-, and ten-year periods. The Board also considered that the Fund’s recent performance remained strong, as the Fund ranked in the top quintile for the year-to-date ended April 30, 2011. The Board noted the appointment of a new portfolio manager for the Fund on April 1, 2009. It also considered the Manager’s assertion that the changes in portfolio management and the portfolio manager’s gradual re-positioning of the Fund—by reducing the Fund’s position in commercial mortgages so as to be closer in line with the Fund’ s benchmark index—had improved the Fund’s recent performance.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for
58 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load short U.S. government funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median. The Board also noted that the Manager has agreed to voluntarily cap expenses at 0.80% of the average daily net assets of Class A Shares; 1.60% of the average daily net assets of Class B Shares and Class C Shares, 1.10% of the average daily net assets of Class N Shares; and 0.50% of the average daily net assets of Class Y Shares.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
59 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at Oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
60 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production com- pany) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non- profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimerfunds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’ ) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2001) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’ ) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005- February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the Oppenheimer Funds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’ ) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of
61 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Sam Freedman, Continued	certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’ ) financial, accounting, regula-tory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2008) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’ ) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006- 2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’ ) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’ ) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
62 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

F. William Marshall, Jr., Trustee (since 2001) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’ ) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
63 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998- June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Age: 46	Vice President of the Manager (since August 2007), CFA and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the Oppenheimer Funds complex.
64 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2001) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002- December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
65 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
66 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ ve visited

•	When you set up challenge questions to reset your password online
If you visit OppenheimerFunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
67 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at OppenheimerFunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at OppenheimerFunds.com or call us at 1.800.525.7048.
     68 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $38,900 in fiscal 2011 and $34,000 in fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $153,900 in fiscal 2011 and $400,900in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services for FIN 45 and capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,900 in fiscal 2011 and $4,784 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $158,800 in fiscal 2011 and $405,684 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;
•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;
•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and
•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Limited-Term Government Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/9/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/9/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/9/2011